UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 2, 2012 (November 1, 2012)

HARRIS & HARRIS GROUP, INC.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-11576 (Commission File Number)	13-3119827 (IRS Employer Identification No.)

1450 Broadway
New York, New York 10018

(Address of principal executive offices and zip code)

(212) 582-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08. Shareholder Director Nominations

At its meeting on November 1, 2012, the Board of Directors of the Company approved May 2, 2013, as the date for the Company's 2013 Annual Meeting of Shareholders (the “Annual Meeting”). Because the Annual Meeting will be held more than 30 days from the date of the Company's 2012 Annual Meeting of Shareholders, the deadline for submitting any qualified shareholder proposal under the rules of the Securities and Exchange Commission is a reasonable time before the Company begins to print and send its proxy materials. Because the Company currently intends to print and send its proxy materials beginning on or about March 31, 2013, such nominations or proposals are now due to the Company no later than March 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2012

HARRIS & HARRIS GROUP, INC.

By: Daniel B. Wolfe

Daniel B. Wolfe

President